SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549
                        ______________________________

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE

                        SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): December 27, 2002

                           Structured Products Corp.

            (Exact name of registrant as specified in its charter)

Delaware                333-89080          13-3692801
(State or other         (Commission        (IRS Employer
jurisdiction of         File               Identification
incorporation or        Number)            Number)
organization)

390 Greenwich Street, New York, New  York             10013
(Address of principal executive offices)            (Zip Code)

Registrant's telephone number including area code (212) 723-9654

Item 1.    Changes in Control of Registrant.

           Not Applicable.
Item 2.    Acquisition or Disposition of Assets.

           Not Applicable.
Item 3.    Bankruptcy or Receivership.

           Not Applicable.
Item 4.    Changes in Registrant's Certifying Accountant.

           Not Applicable.
Item 5.    Other Events.

           Not Applicable.

Item 6.    Resignations of Registrant's Directors.

           Not Applicable.
Item 7.    Financial Statements, Pro-Forma Financial Information and Exhibits.

           (a)  Not Applicable.

           (b)  Not Applicable.

           (c)  Exhibits


Exhibit 5.1 to Form S-3                        Description

                                          Form of an opinion  of  Orrick,
                                          Herrington   & Sutcliffe   LLP   with
                                          respect   to legality.

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

                                  SIGNATURES



           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: December 27, 2002
                                        STRUCTURED PRODUCTS CORP.


                                   By:       /s/ Matthew R. Mayers
                                             _____________________
                                   Name:     Matthew R. Mayers
                                   Title:    Authorized Signatory



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


EXHIBIT INDEX


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Description                                         Paper (P) or
                                                    Electronic
                                                    (E)

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Opinion of Orrick,  Herrington & Sutcliffe LLP with
respect to legality in connection  with Corts Trust     E
For General Electric Capital Corporation Notes


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